SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

September 15, 2005

Date of Report (Date of earliest event reported)

INTERNATIONAL ENERGY, INC.

(Exact name of registrant as specified in its charter)

Nevada

(State or other jurisdiction of incorporation)

333-52040

(Commission File Number)

98-0195748

(I.R.S. Employer Identification No.)

1628 West 1st Avenue, Suite 216, Vancouver, British Columbia,  V6J 1G1

(Address of principal executive offices)

(800) 676-1006

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 1. Registrant's Business and Operations

None.

SECTION 2.  Financial Information

None.

SECTION 3.  Securities and Trading Markets

None.

SECTION 4.  Matters Related to Accountants and Financial Statements

None.

SECTION 5.  Corporate Governance and Management

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

On September 15, 2005, Dr .. Rakesh Shankar joined the Board of Directors of International Energy, Inc.

Dr. Shankar recently served as Chief Negotiator for the Government of the Northwest Territories, a Canadian region where over 1.75 billion barrels of oil and 11 trillion cubic feet of natural gas have been discovered to-date.

Dr. Shankar’s career experience spans over 20-plus years of service as a diplomat in the Middle East, Europe, Africa, and Canada, with notable appointment as India’s Ambassador to the world’s leading oil producer, the Kingdom of Saudi Arabia.

Dr. Shankar has also acted as India’s Ambassador to Zambia and Hungary, and served as Director of Multilateral Economic Relations at the Ministry of External Affairs.  In his position as Director, Dr. Shankar oversaw matters related to the W.T.O., education, science and technology, environment, and trade with numerous countries, including seven of the world’s top twelve oil producing nations; Nigeria, United Arab Emirates, Venezuela, Canada, Mexico, United States, and Saudi Arabia.

Dr. Shankar is a reputed lecturer and published author, as well as a former University professor and researcher.  He holds a Bachelor’s degree in Science (physics, chemistry and mathematics), a Masters degree in Philosophy, and a PhD in Environmental Legislation & Policy Formulation.

SECTION 6. [Reserved]

N/A.

SECTION 7.  Regulation FD

Except for the historical information presented in this document, the matters discussed in this Form 8-K, or otherwise incorporated by reference into this document, contain "forward-looking statements" (as such term is defined in the Private Securities Litigation Reform Act of 1995). These statements are identified by the use of forward-looking terminology such as "believes", "plans", "intend", "scheduled", "potential", "continue", "estimates", "hopes", "goal", "objective", expects", "may", "will", "should" or "anticipates" or the negative thereof or other variations thereon or comparable terminology, or by discussions of strategy that involve risks and uncertainties. The safe harbor provisions of Section 21E of the Securities Exchange Act of 1934, as amended, and Section 27A of the Securities Act of 1933, as amended, apply to forward-looking statements made by the Registrant. The reader is cautioned that no statements contained in this Form 8-K should be construed as a guarantee or assurance of future performance or results. These forward-looking statements involve risks and uncertainties, including those identified within this Form 8-K. The actual results that the Registrant achieves may differ materially from any forward-looking statements due to such risks and uncertainties. These forward-looking statements are based on current expectations, and the Registrant assumes no obligation to update this information. Readers are urged to carefully review and consider the various disclosures made by the Registrant in this Form 8-K and in the Registrant's other reports filed with the Securities and Exchange Commission that attempt to advise interested parties of the risks and factors that may affect the Registrant's business.

Note: Information in this report furnished pursuant to Item 7 shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. The information in this current report shall not be incorporated by reference into any registration statement pursuant to the Securities Act of 1933, as amended. The furnishing of the information in this current report is not intended to, and does not, constitute a representation that such furnishing is required by Regulation FD or that the information this current report contains is material investor information that is not otherwise publicly available.

On September 15, 2005, International Energy, Inc. issued a news release to announce the appointment of Dr. Rakesh Shankar to the Company’s Board of Directors.  This news release, dated September 15, 2005, is attached as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference.

SECTION 8.  Other Events

None.

SECTION 9.  Financial Statements and Exhibits

Item 9.01  Financial Statements and Exhibits

The following exhibits are furnished as part of this report:

Exhibit 99.1 – Press Release dated September 15, 2005

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTERNATIONAL ENERGY, INC.

/s/ Derek Cooper

Derek Cooper

President and CEO

Date: September 21, 2005

EXHIBIT 99.1

International Energy Announces Appointment of New Director, Rakesh Shankar, PhD.

International Energy expands its Board of Directors with the addition of Dr. Rakesh Shankar; a published author, lecturer, Chief Negotiator, and Ambassador.

Vancouver, BC – September 15, 2005 – International Energy, Inc. (OTCBB: IENI), an exploration stage oil and gas company with interests in Central Utah’s Sevier County and Juab County areas, is pleased to announce the appointment of Dr. Rakesh Shankar to the Company’s Board of Directors.

Dr. Shankar recently served as Chief Negotiator for the Government of the Northwest Territories, a Canadian region where over 1.75 billion barrels of oil and 11 trillion cubic feet of natural gas have been discovered to-date.

Dr. Shankar’s career experience spans over 20-plus years of service as a diplomat in the Middle East, Europe, Africa, and Canada, with notable appointment as India’s Ambassador to the world’s leading oil producer, the Kingdom of Saudi Arabia.

Dr. Shankar has also acted as India’s Ambassador to Zambia and Hungary, and served as Director of Multilateral Economic Relations at the Ministry of External Affairs.  In his position as Director, Dr. Shankar oversaw matters related to the W.T.O., education, science and technology, environment, and trade with numerous countries, including seven of the world’s top twelve oil producing nations; Nigeria, United Arab Emirates, Venezuela, Canada, Mexico, United States, and Saudi Arabia.

“Dr. Shankar brings strong negotiating skills and a history of diplomacy at the highest levels of government and industry to our Company”, commented Mr. Derek Cooper, President and Chief Executive Officer of International Energy, Inc.  “We welcome Dr. Shankar to International Energy and look forward to fully leveraging his expertise in these areas.”

Dr. Shankar is a reputed lecturer and published author, as well as a former University professor and researcher.  He holds a Bachelor’s degree in Science (physics, chemistry and mathematics), a Masters degree in Philosophy, and a PhD in Environmental Legislation & Policy Formulation.

Commenting on his appointment to the Company’s Board of Directors, Dr. Shankar explained, “I’m honored to be working with International Energy and the development of its future initiatives in oil and gas discovery.  Frankly, with the world’s dwindling oil supply and production, and a concurrent rise in global demand, our timing could not be better.”

ABOUT INTERNATIONAL ENERGY, INC.

International Energy, Inc. is an exploration stage oil and gas company engaged in the exploration for petroleum and natural gas primarily in North America.

Disclaimer

Certain statements set forth in this press release relate to management's future plans, objectives and expectations. Such statements are forward-looking within the meanings of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements other than statements of historical facts included in this press release, including, without limitation, statements regarding the Company's future financial position, potential resources, business strategy, budgets, projected costs and plans and objectives of management for future operations, are forward-looking statements. In addition, forward-looking statements generally can be identified by the use of forward-looking terminology such as "may," "will," "expect," "intend," "project," "estimate," "anticipate," "believe," or "continue" or the negative thereof or similar terminology. Although any forward-looking statements contained in this press release are to the knowledge or in the judgment of the officers and directors of the Company, believed to be reasonable, there can be no assurances that any of these expectations will prove correct or that any of the actions that are planned will be taken. Forward-looking statements involve known and unknown risks and uncertainties that may cause the Company's actual performance and financial results in future periods to differ materially from any projection, estimate or forecasted result. Some of the key factors that may cause actual results to vary from those the Company expects include inherent uncertainties in interpreting engineering and reserve or production data; operating hazards; delays or cancellations of drilling operations because of weather and other natural and economic forces; fluctuations in oil and natural gas prices in response to changes in supply; competition from other companies with greater resources; environmental and other government regulations; defects in title to properties; increases in the Company's cost of borrowing or inability or unavailability of capital resources to fund capital expenditures; and other risks described the Company's 2005 Form 10-KSB filed with the Securities and Exchange Commission, our quarterly reports on Form 10-QSB and other current reports filed from time-to-time with the Securities and Exchange Commission.

Contact:

International Energy, Inc.

Derek Cooper, 604-659-5005